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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): DECEMBER 24, 1997

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                            CHOICETEL COMMUNICATIONS, INC.
                (Exact name of Registrant as specified in its charter)


          MINNESOTA                     0-23017                  41-1649949
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                                9724 10TH AVENUE NORTH
                              PLYMOUTH, MINNESOTA  55441
                       (Address of principal executive offices)

          Registrant's telephone number, including area code: (612) 544-1260

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ITEM 5.  OTHER EVENTS.

     On December 24, 1997, ChoiceTel Communications, Inc. announced its financial results for the third quarter ended September 30, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

     99   Press Release issued December 24, 1997.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CHOICETEL COMMUNICATIONS, INC.

Date: December 29, 1997
                                   /s/ Jack S. Kohler
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                                   Jack S. Kohler
                                   Vice President and Chief Financial Officer


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